                                                                    Exhibit 10.9

                                   RESIGNATION

     I, Scott Sutherland, hereby resign from all director and officer positions
I hold with Vika Corp. and any of its direct or indirect subsidiaries effective as of the date hereof.

Dated: February 10, 2006                        /s/ Scott Sutherland
                                                --------------------------------
                                                Scott Sutherland